Exhibit 99.1

FiscalNote Refinances Senior Secured Term Loan with New Four Year

Facility Maturing in 2029 to Drive Long-Term Operating Flexibility

FY25 Guidance Reaffirmed, Reflecting Confidence in Accelerating Momentum from

Product-Led Growth Strategy and Ongoing Operational Discipline

WASHINGTON, D.C. — August 6, 2025 — FiscalNote Holdings, Inc. (NYSE: NOTE), the leading provider of AI-driven policy and regulatory intelligence solutions, today announced it has entered into definitive agreements to refinance its senior debt and restructure substantially all of its subordinated debt, in a series of transactions expected to provide the Company with a clear, long-term runway and operating flexibility as it executes on driving efficient, product-led growth.

Under the terms of the agreements, the Company will replace its current senior credit facility with a new, $75 million senior secured term loan — with a maturity extended to 2029 — provided exclusively by funds managed by MGG Investment Group (“MGG”). The Company will use excess proceeds from the new facility, together with new subordinated convertible debt, to refinance certain existing subordinated debt, and will amend its agreement with its largest long-term subordinated creditor to extend the maturity of its remaining balance to 2029, in line with the new senior loan. The refinancing is subject to the satisfaction of customary closing conditions, and the Company expects to close the transactions in mid-August.

MGG’s new, long-term commitment reflects its well-informed conviction in the strength of the Company’s business and demonstrates confidence in management’s strategic direction and execution. By securing a new, long-term financial partner and extending its debt maturities, FiscalNote significantly increases its operating flexibility and strengthens its balance sheet.

The new senior secured term loan facility directly supports FiscalNote’s plan to scale product-led growth, improve operational efficiency, and extend its leadership in policy and regulatory intelligence. The Company expects the refinancing will enable it to continue accelerating the adoption and enhancement of its category-leading platform, PolicyNote, which empowers global organizations to proactively identify and manage complex legal, regulatory, and legislative risks such as tariffs, trade restrictions, evolving laws, and emerging local ordinances.

“This refinancing is another important step in strengthening FiscalNote for the long term,” said Josh Resnik, CEO & President of FiscalNote. “It provides us with the flexibility and stability to execute with focus, scale our product-led growth strategy, and continue delivering the AI-powered policy and regulatory intelligence our customers rely on. With MGG’s support, we are well-positioned to build on our recent progress and drive sustainable growth and profitability.”

“Demand for comprehensive, trusted policy and regulatory intelligence appears exceptionally strong in today’s dynamic geopolitical environment, and we are pleased to provide FiscalNote with a financing solution that enables it to capitalize on the many growth opportunities ahead,” said Kevin Griffin, Chief Executive Officer and Chief Investment Officer of MGG.

Craig-Hallum served as financial advisor and Polsinelli served as legal counsel to FiscalNote. Baker Tilly supported MGG with financial due diligence related to the transaction, and Proskauer Rose served as legal counsel to MGG.

Reaffirmation of FY25 Guidance:

The Company reaffirms its full year 2025 forecast of total revenues of $94 to $100 million and adjusted EBITDA(1) of $10 to $12 million, reflecting confidence in its operating plan and execution as it progresses on the path to free cash flow. Positive indicators also reinforce the Company’s outlook for accelerating performance in the second half of the year. The Company will report its financial results for the quarter ended June 30, 2025 after market close on August 7, 2025 and conduct a related conference call thereafter. Please refer to the Company’s prior announcement for details on how to participate in the conference call.

Footnote

(1)

Because of the variability of items impacting net income and the unpredictability of future events, management is unable to reconcile without unreasonable effort the Company’s forecasted adjusted EBITDA to a comparable GAAP measure. The unavailable information could have a significant impact on the non-GAAP measures.

Safe Harbor Statement

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FiscalNote’s future financial or operating performance. For example, statements regarding FiscalNote’s financial outlook for future periods, expectations regarding profitability, capital resources and anticipated growth in the industry in which FiscalNote operates are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Factors that may impact such forward-looking statements include:

•	FiscalNote’s ability to successfully complete the closing of its pending senior and subordinated debt financing transactions as anticipated;

•

concentration of revenues from U.S. government agencies, changes in the U.S. government spending priorities, dependence on winning or renewing U.S. government contracts, delay, disruption or unavailability of funding on U.S. government contracts, and the U.S. government’s right to modify, delay, curtail or terminate contracts;

•

FiscalNote’s ability to successfully execute on its strategy to achieve and sustain organic growth through a focus on its core Policy business, including risks to FiscalNote’s ability to develop, enhance, and integrate its existing platforms, products, and services, bring highly useful, reliable, secure and innovative products, product features and services to market, attract new customers, retain existing customers, expand its products and service offerings with existing customers, expand into geographic markets or identify other opportunities for growth;

•	FiscalNote’s future capital requirements, as well as its ability to service its repayment obligations and maintain compliance with covenants and restrictions under its existing debt agreements;

•	demand for FiscalNote’s services and the drivers of that demand;

•	the impact of cost reduction initiatives undertaken by FiscalNote;

•

risks associated with international operations, including compliance complexity and costs, increased exposure to fluctuations in currency exchange rates, political, social and economic instability, and supply chain disruptions;

•

FiscalNote’s ability to introduce new features, integrations, capabilities, and enhancements to its products and services, as well as obtain and maintain accurate, comprehensive, or reliable data to support its products and services;

•	FiscalNote’s reliance on third-party systems and data, its ability to integrate such systems and data with its solutions and its potential inability to continue to support integration;

•

FiscalNote’s ability to maintain and improve its methods and technologies, and anticipate new methods or technologies, for data collection, organization, and analysis to support its products and services;

•

potential technical disruptions, cyberattacks, security, privacy or data breaches or other technical or security incidents that affect FiscalNote’s networks or systems or those of its service providers;

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competition and competitive pressures in the markets in which FiscalNote operates, including larger well-funded companies shifting their existing business models to become more competitive with FiscalNote;

•	FiscalNote’s ability to comply with laws and regulations in connection with selling products and services to U.S. and foreign governments and other highly regulated industries;

•	FiscalNote’s ability to retain or recruit key personnel;

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FiscalNote’s ability to adapt its products and services for changes in laws and regulations or public perception, or changes in the enforcement of such laws, relating to artificial intelligence, machine learning, data privacy and government contracts;

•	adverse general economic and market conditions reducing spending on our products and services;

•	the outcome of any known and unknown litigation and regulatory proceedings;

•	FiscalNote’s ability to maintain public company-quality internal control over financial reporting; and

•	FiscalNote’s ability to protect and maintain its brands and other intellectual property rights.

These and other important factors discussed in FiscalNote’s SEC filings, including its most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FiscalNote and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place reliance on forward-looking statements, which speak only as of the date they are made. FiscalNote undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

About FiscalNote

FiscalNote (NYSE: NOTE) is the leading provider of AI-driven policy and regulatory intelligence solutions. By uniquely combining proprietary AI technology, comprehensive data, and decades of trusted analysis, FiscalNote helps customers efficiently manage political and business risk. Since 2013, FiscalNote has pioneered solutions that deliver critical insights, enabling effective decision making and giving organizations the competitive edge they need. Home to PolicyNote, CQ, Roll Call, VoterVoice, and many other industry-leading products and brands, FiscalNote serves thousands of customers worldwide with global offices in North America, Europe, and Asia. To learn more about FiscalNote and its suite of solutions, visit FiscalNote.com and follow @FiscalNote.

About MGG Investment Group

MGG Investment Group provides flexible capital solutions to middle-market companies across all industries. We strive to build lasting value, address immediate needs, and solve complex situations to provide our LPs with superior risk-adjusted returns. Our extensive network and relationships provide us with a plethora of sourcing that enables us to be patient and maintain investing discipline across the capital structure and in all market environments.

Contacts:

Media

Yojin Yoon

FiscalNote

press@fiscalnote.com

Investor Relations

Bob Burrows

FiscalNote

IR@fiscalnote.com

Source: FiscalNote